Putnam
Managed
High Yield
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 13 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the 12 months ended May 31, 2005, Putnam Managed High Yield Trust had total returns of 10.44% at net asset value (NAV) and 8.43% at market price.

 * The fund's primary benchmark, the JP Morgan Developed High Yield Index, returned 9.55% for the same period.

 * The average return for the fund's Lipper category, High Current Yield Funds (closed-end), was 11.32%.

 * The fund's monthly dividend was reduced to $0.049 per share, effective December 2004. See page 5 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

For the first seven months of its past fiscal year, Putnam Managed High Yield Trust benefited from solid economic growth, low inflation, declining corporate default rates, and declining long-term interest rates. In the latter five months, however, the market was more volatile and the fund's performance was essentially flat. Nevertheless, for the full fiscal year, the management team's successful security selection, emphasis on risk management, and diversification across a range of sectors and holdings enabled the fund to outperform its benchmark index, based on results at NAV (net asset value). Although the fund underperformed its Lipper peer group average, comparisons in this category can be difficult because the category contains only eight funds, some of which use leverage (which your fund is not permitted to use) in order to boost returns. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
                                           Market
(inception 6/25/93)        NAV              price
--------------------------------------------------
1 year                   10.44%              8.43%
--------------------------------------------------
5 years                  30.56              23.27
Annual average            5.48               4.27
--------------------------------------------------
10 years                 79.77              57.46
Annual average            6.04               4.64
--------------------------------------------------
Annual average
(life of fund)            6.15               4.44
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Managed High Yield Trust seeks high current income and, as a secondary objective, capital growth, by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns and who are willing to accept the added risks of investing in below-investment-grade bonds.

Market overview

Looking back over the past 12 months, it appears that the start of the 2005 calendar year marked a change in the high-yield bond market. From June through December 2004, high-yield bonds benefited from continued economic growth, declining default rates, and declining long-term interest rates that helped all bond sectors. These lower-rated bonds posted strong returns through December, reflecting investors' generally positive assessments of the creditworthiness of their issuers. Demand for high-yield bonds remained strong, driven both by new investments and by reinvestments created by bonds being called, tendered, and upgraded. Moreover, new issuance, while active, was far below the level necessary to satisfy the demand for high-yield bonds.

Beginning in March 2005, however, the high-yield market weakened amid concerns of a maturing credit cycle. In addition, at its meetings in January, February, and March, the Federal Reserve Board gradually changed its viewpoint to reflect an increased concern about inflation. The U.S. and international bond markets took this change as a signal that future rate increases could be more frequent and higher. All bond sectors sold off in response, but price declines in the high-yield market were among the steepest. In April and May, the market recovered, responding to news that first-quarter growth was lower than expected, but the recovery could not fully offset the previous declines.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield corporate
bonds)                                                                  9.55%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.82%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  6.47%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        9.29%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.24%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               9.82%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 14.62%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

We continued to seek bonds from diverse sectors in our efforts to enhance the fund's performance while managing its risk exposure. Throughout much of the 2003 calendar year (prior to the beginning of the period covered by this report), we had increased the fund's holdings of bonds in the lower-quality tiers of the market -- namely, those with CCC ratings. These bonds had delivered particularly strong performance throughout 2003 and much of 2004. However, during the summer and fall of calendar 2004, we sought to selectively reduce exposure to this part of the market because of high valuations and a greater level of risk. We began repositioning assets into higher-quality B- and BB-rated bonds during the fall and winter months.

When the market declined in early 2005, the fund's performance was helped by this reduced exposure. However, the fund was not significantly underweighted, relative to its benchmark index, in these securities. Consequently, the high-yield performance in the first quarter 2005 still hurt the fund's returns, since it affected the entire high-yield universe.

The fund's strategy of remaining diversified across a range of industry sectors and holdings, while selectively underweighting and overweighting certain industries, was also beneficial during this period. For example, we had underweighted some specific industry sectors and holdings that significantly underperformed, such as transportation and forest products, which was helpful for relative performance -- especially during the market's decline during the latter months of the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                           as of 11/30/04        as of 5/31/05

Utilities and power             7.5%                  7.5%

Chemicals                       6.5%                  5.5%

Publishing                      4.7%                  5.5%

Telecommunications              4.9%                  4.6%

Oil and gas                     3.5%                  4.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund sectors and holdings affected performance

The fund's returns were helped both by the bonds and industry sectors we avoided or deemphasized and by those we focused on more heavily. In this mature stage of a credit cycle, the marginally higher potential returns from owning riskier bonds does not, we feel, justify their added risk. For example, the transportation and forest products sectors, which we had underweighted relative to the benchmark, were among the worst-performing sectors in the index, so our strategy helped relative returns. The fund was also underweighted in the technology sector, which contributed to relative performance. In the energy, media, and chemicals sectors, all of which performed well, the fund's overweight strategy proved valuable. In the utilities industry, bonds have benefited from increased demand for energy, low interest rates, and a favorable political climate in Washington.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 5/31/05)

 1 Dow Jones CDX HY (3.5%)
   144A pass-through certificates 7 3/4s, 2009
   Other

 2 PSF Group Holdings, Inc. (1.5%)
   144A Class A common stock
   Food

 3 Qwest Corp. (0.8%)
   144A notes 9 1/8s, 2012
   Communications services

 4 Nextel Communications, Inc. (0.7%)
   Sr. notes 5.95s, 2014
   Communications services

 5 DPL, Inc. (0.6%)
   Bonds 8 1/8s, 2031
   Utilities and power

 6 Qwest Communications
   International, Inc. (0.6%)
   144A sr. notes 8s, 2014
   Communications services

 7 CanWest Media, Inc. (Canada) (0.6%)
   144A sr. sub. notes 8s, 2012
   Publishing

 8 Crown Euro Holdings SA
   (France) (0.5%)
   Sec. sr. notes 10 7/8s, 2013
   Capital goods

 9 Legrand SA (France) (0.5%)
   Debs. 8 1/2s, 2025
   Capital goods

10 NRG Energy, Inc. (0.5%)
   144A sr. sec. notes 8s, 2013
   Utilities and power

Footnote reads:
The fund's holdings will change over time.

Several holdings made significant contributions. In the utilities sector, Williams Companies, a large natural gas company serving the northwestern United States, California, Rocky Mountain, Gulf Coast, and Eastern Seaboard markets, performed well due to significant increases in natural gas prices. The company also benefited from management's focus on balance sheet improvements, which involved focusing on its core pipeline business, selling nonproductive assets, and paying down debt. In the energy sector, El Paso Corporation, a natural gas company, also made a positive contribution. El Paso owns North America's largest natural gas pipeline system and is one of this continent's largest independent natural gas providers. In the chemicals industry, the fund's investments in Huntsman International, a major producer of basic chemicals and petrochemicals like ethylene and propylene, helped returns. Although energy prices were high, this cyclical sector continued to benefit from solid demand.

Among the detractors from performance during the period were securities issued by Icon Health and Fitness, which manufactures equipment for the health and fitness industry, and Paxson Communications, a large broadcast television station group and owner of PAX TV, a television channel that reaches households via broadcast, cable, and satellite networks. Icon Fitness had disappointing financial results due to higher steel costs and weak sales in some product lines, while Paxson had poor results as hoped-for sales of some of its assets did not transpire. We continue to hold Icon and Paxson because we believe the bonds are attractively valued. Charter Communi cations, a cable TV company, also detracted from results. We have kept Charter bonds in the portfolio because we consider the company still attractively valued among cable companies.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Fund's dividend reduced

Within the high-yield universe, yields are 120 basis points lower than they were at 5/31/04. In order to balance attractive income with overall credit quality, the team reduced exposure to the lowest-rated, highest-yielding sectors, further reducing the portfolio's earnings. To reflect this shift, your fund's monthly dividend was reduced from $0.054 per share to $0.049 per share, effective with the December 2004 payment.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe the high-yield market is in the latter stages of a general credit recovery, which began near the end of 2002. Current market valuations are reasonable. We continue to employ the resources of our research staff to avoid owning deteriorating, or problematic bonds, while remaining on the alert to capitalize on any market downswings that may present attractive buying opportunities. Strategically, we will continue to seek ways to reduce the riskier holdings in the portfolio, especially those with CCC ratings, and replace them with higher-quality bonds, such as those with BB and BBB ratings.

While we don't expect to see the kind of robust returns from high-yield bonds that occurred in 2003 and 2004, we believe this mature stage of the high-yield recovery has the potential to continue. Obviously we can't predict how long it will be until the cycle changes, but given past history, if the economy shows moderate growth with relatively low inflation, helping corporations to produce healthy cash flows, we believe the potential exists for high-yield bonds to produce solid positive returns over the next 6 to 12 months. That being said, we will continue to monitor economic and market events and make adjustments to the portfolio that we deem necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund's shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Robert Salvin is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Paul Scanlon        2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004     *
-------------------------------------------------------------------------------------------------------------
Robert Salvin       2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 5/31/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $20,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Robert Salvin is also a Portfolio Member of Putnam High Income Bond Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

Paul Scanlon and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Paul Scanlon became Portfolio Leader and Robert Salvin became a Portfolio Member of your fund. These changes followed the departure of Portfolio Leader Stephen Peacher and Portfolio Member Rosemary Thomsen from your fund's management team, as well as the departure of Portfolio Member Norman Boucher for another position at Putnam.

Paul Scanlon joined Putnam in 1999. Currently, he is Team Leader, U.S. High Yield, and in the past five years, his previous positions at Putnam have included Portfolio Manager and Analyst. Robert Salvin joined Putnam in 2000. Currently, he is a Portfolio Manager. His previous positions at Putnam have included Analyst and Equity Capital Market Specialist.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005               *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/04.


Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 5/31/05
------------------------------------------------------------------------
                                                            Lipper
                                        JP Morgan        High Current
                                        Developed        Yield Funds
                              Market    High Yield       (closed-end)
                    NAV       price       Index*       category average+
------------------------------------------------------------------------
1 year              10.44%    8.43%       9.55%             11.32%
------------------------------------------------------------------------
5 years             30.56    23.27       46.78              33.53
Annual average       5.48     4.27        7.98               5.83
------------------------------------------------------------------------
10 years            79.77    57.46      101.34              90.09
Annual average       6.04     4.64        7.25               6.50
------------------------------------------------------------------------
Annual average
Life of fund
(since 6/25/93)      6.15     4.44          --               6.81
------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* This index began operations on 12/31/94.

+ Over the 1-, 5-, and 10-year periods ended 5/31/05, there were 8, 4, and 4 funds, respectively, in this Lipper category.


------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/05
------------------------------------------------------------------------
Distributions (number)                      12
------------------------------------------------------------------------
Income                                      $0.618
------------------------------------------------------------------------
Capital gains                               --
------------------------------------------------------------------------
Total                                       $0.618
------------------------------------------------------------------------
Share value:                           NAV          Market price
------------------------------------------------------------------------
5/31/04                               $8.82            $7.92
------------------------------------------------------------------------
5/31/05                                9.04             7.97
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate 1               6.50%            7.38%
------------------------------------------------------------------------

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDER QUARTER)
-------------------------------------------------------------------------
                            NAV        Market price
-------------------------------------------------------------------------
1 year                    10.70%          12.75%
-------------------------------------------------------------------------
5 years                   30.68           22.77
Annual average             5.50            4.19
-------------------------------------------------------------------------
10 years                  81.55           61.82
Annual average             6.14            4.93
-------------------------------------------------------------------------
Annual average
Life of fund
(since 6/25/93)            6.25            4.72
-------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities.

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Managed High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed High Yield Trust, including the fund's portfolio, as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed High Yield Trust as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
July 13, 2005


The fund's portfolio
May 31, 2005

Corporate bonds and notes (89.6%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $100,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                            $105,500

Automotive (1.9%)
-------------------------------------------------------------------------------
        50,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                      50,000
        30,000 Dana Corp. notes 10 1/8s, 2010                            31,032
       190,000 Dana Corp. notes 9s, 2011                                207,100
        15,000 Dana Corp. notes 7s, 2029                                 12,549
        40,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                                35,500
       160,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                  121,600
        75,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                             67,500
       150,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                              153,309
       115,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                     111,263
        95,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                      79,800
EUR     20,000 Teksid Aluminum 144A company
               guaranty 11 3/8s, 2011 (Luxembourg)                       20,457
      $100,000 Tenneco Automotive, Inc. company
               guaranty 8 5/8s, 2014                                     96,500
       300,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                    334,500
                                                                 --------------
                                                                      1,321,110

Basic Materials (9.6%)
-------------------------------------------------------------------------------
       130,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                 136,825
       120,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                             108,900
       170,000 Almatis Investment Holdings S.a.r.l.
               bonds 11s, 2013 (Luxembourg) (PIK)                       170,000
       125,000 ALROSA Finance SA 144A company
               guaranty 8 7/8s, 2014 (Luxembourg)                       135,625
       130,000 BCP Crystal US Holdings Corp. sr.
               sub. notes 9 5/8s, 2014                                  145,925
        60,000 Century Aluminum Co. company
               guaranty 7 1/2s, 2014                                     58,800
EUR    210,000 Cognis Holding GmbH & Co. 144A sr.
               notes 9 1/2s, 2014 (Germany)                             264,451
      $185,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                       201,650
        50,000 Compass Minerals International, Inc.
               sr. disc. notes
               stepped-coupon Ser. B, zero % (12s,
               6/1/08), 2013 (STP)                                       41,750
       130,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon zero %
               (12 3/4s, 12/15/07), 2012 (STP)                          113,425
        80,000 Crystal US Holdings, LLC. 144A sr.
               disc. notes stepped-coupon zero %
               (10s, 10/1/09), 2014 (STP)                                55,000
        95,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                      99,988
       290,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s,2008                                             315,375
        75,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                      84,281
       130,000 Georgia-Pacific Corp. company
               guaranty 9 3/8s, 2013                                    147,225
       250,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                     299,375
       210,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     237,300
       175,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                   190,750
       160,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                            180,800
       140,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                             136,500
        35,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.89s, 2008                                36,838
        40,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                 45,600
        78,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                             89,700
        40,000 Huntsman, LLC 144A company guaranty
               12s, 2012                                                 46,000
       325,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                             316,875
         5,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                      4,913
        10,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                      9,350
EUR    101,948 JSG Holding PLC 144A sr. notes
               11 1/2s, 2015 (Ireland) (PIK)                             98,804
       $10,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                      11,338
       130,000 Lyondell Chemical Co. company
               guaranty 10 1/2s, 2013                                   148,363
       100,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    106,250
        65,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                              69,144
       215,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   210,163
EUR      5,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                          6,312
EUR     10,000 Nalco Co. sr. notes 7 3/4s, 2011                          13,044
EUR     65,000 Nalco Co. sr. sub. notes 9s, 2013                         86,268
      $300,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                     313,500
        75,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                     70,125
       270,000 Novelis, Inc. 144A sr. notes 7 1/4s,
               2015 (Canada)                                            264,600
        31,547 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                        32,967
         9,679 Pioneer Companies, Inc. sec.
               sr.notes FRN 6.59s, 2006                                   9,679
        60,000 PQ Corp. 144A company guaranty
               7 1/2s, 2013                                              57,900
EUR    235,000 Rockwood Specialties Group, Inc.
               company guaranty 7 5/8s, 2014                            288,245
EUR     80,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                        104,101
      $110,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                    117,150
        27,275 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                           27,275
        40,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                              42,400
       140,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                             139,650
       215,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                           199,413
        25,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                            18,563
        90,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                             93,150
       214,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                             233,795
         7,393 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010 (PIK)                                       5,914
        14,333 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011 (PIK)                                      11,466
        40,000 WHX Corp. sr. notes 10 1/2s, 2005
               (In default) (b) (NON)                                    40,000
                                                                 --------------
                                                                      6,492,800

Beverage (0.1%)
-------------------------------------------------------------------------------
        45,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                                 47,813
        45,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                                47,025
                                                                 --------------
                                                                         94,838

Broadcasting (2.9%)
-------------------------------------------------------------------------------
       210,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                                 225,389
       194,000 DirecTV Holdings, LLC sr. notes
               8 3/8s, 2013                                             214,855
       440,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                      2,200
       235,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                     237,350
       165,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                    165,413
       255,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                       233,325
       105,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    114,188
         6,090 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                 5,999
       155,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                   170,306
       150,000 Rainbow National Services, LLC 144A
               sr. sub. debs. 10 3/8s, 2014                             171,000
        60,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                             63,600
       301,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                       297,238
        65,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                        58,825
                                                                 --------------
                                                                      1,959,688

Building Materials (0.8%)
-------------------------------------------------------------------------------
        60,000 Building Materials Corp. company
               guaranty 8s, 2008                                         59,850
        80,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                             81,200
         5,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             4,050
       120,000 Owens Corning notes 7 1/2s, 2006 (In
               default) (NON)                                            97,800
       350,000 THL Buildco, Inc. (Nortek Holdings,
               Inc.) sr. sub. notes 8 1/2s, 2014                        313,250
                                                                 --------------
                                                                        556,150

Cable Television (3.3%)
-------------------------------------------------------------------------------
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                     17,550
        90,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                     81,900
         5,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006 (In default)
               (NON)                                                      4,275
         5,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                      4,450
        40,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                            34,600
       255,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                              240,338
       195,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                           204,994
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                      40,600
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                      22,663
       240,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                            178,800
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                            155,000
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
                10 1/4s, 2010                                            55,313
       265,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     191,463
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                     149,500
        20,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                      14,850
        75,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                      78,000
        80,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                              84,800
       155,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                             157,713
       270,000 Kabel Deutscheland GmbH 144A company
               guaranty 10 5/8s,  2014 (Germany)                        288,225
        30,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                             29,625
       155,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                   171,663
        50,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                     50,063
                                                                 --------------
                                                                      2,256,385

Capital Goods (9.3%)
-------------------------------------------------------------------------------
        65,000 AEP Industries, Inc. 144A sr. notes
               7 7/8s, 2013                                              64,917
EUR    270,000 Aero Invest 1 SA 144A company
               guaranty FRN 10.68s,  2015
               (Luxembourg)                                             320,008
      $240,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                     248,400
       135,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                      144,450
       320,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                     345,600
        35,000 BE Aerospace, Inc. sr. notes 8 1/2s,
               2010                                                      37,888
        35,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      35,700
       310,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                         310,000
       125,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                     130,625
        80,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                          67,600
       145,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       143,913
EUR     15,000 Crown Euro Holdings SA sec. notes
               10 1/4s, 2011 (France)                                    20,547
       $70,000 Crown Euro Holdings SA sec. notes
               9 1/2s, 2011 (France)                                     76,650
       320,000 Crown Euro Holdings SA sec. sr.
               notes 10 7/8s, 2013 (France)                             369,200
       476,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                            180,880
       120,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                             126,000
EUR     60,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                            87,854
       $80,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                          75,400
       325,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                    321,750
       310,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                                 368,900
        91,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   101,010
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                    34,106
      $290,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                             300,150
       240,000 Milacron Escrow Corp. sec. notes
               11 1/2s, 2011                                            250,800
       175,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                                183,750
       105,000 Mueller Holdings, Inc. disc. notes
               stepped-coupon zero %  (14 3/4s,
               4/15/09), 2014 (STP)                                      75,863
       180,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                    194,400
        75,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                     79,875
       170,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                             187,000
        15,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                      15,675
       155,000 Polypore, Inc. sr. sub. notes
               8 3/4s, 2012                                             134,075
       250,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                             265,000
       210,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    178,500
       235,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                     225,600
        35,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                      37,800
       190,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                            206,625
       325,000 Titan Corp. (The) company guaranty
               8s, 2011                                                 347,750
                                                                 --------------
                                                                      6,294,261

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
       245,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                      277,156
       300,000 Muzak LLC/Muzak Finance Corp sr.
               notes 10s, 2009                                          240,000
                                                                 --------------
                                                                        517,156

Communication Services (7.2%)
-------------------------------------------------------------------------------
        60,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                        66,900
        50,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
               (12s, 7/31/05), 2009 (STP)                                54,625
        70,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                              72,975
        35,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                     34,125
        58,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                              60,828
        65,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                              67,925
       125,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                    130,938
        96,207 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                      4,810
        75,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                            83,719
        25,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                               22,000
        80,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                              79,200
        70,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                              64,575
        60,000 Cincinnati Bell, Inc. 144A sr. notes
               7s, 2015                                                  57,450
       185,000 Citizens Communications Co. notes
               9 1/4s, 2011                                             204,888
       160,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                       154,400
       205,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                       226,269
        45,000 Eircom Funding company guaranty
               Ser. US$, 8 1/4s, 2013 (Ireland)                          47,250
        20,728 Globix Corp. company guaranty 11s,
               2008 (PIK)                                                19,484
       175,000 Inmarsat Finance PLC company
               guaranty 7 5/8s, 2012 (United
               Kingdom)                                                 182,000
       175,000 Inmarsat Finance PLC company
               guaranty stepped-coupon zero %
               (10 3/8s, 10/15/08), 2012 (United
               Kingdom) (STP)                                           129,500
       160,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 5/8s, 2015 (Bermuda)                             164,200
        75,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 1/4s, 2013 (Bermuda)                              76,313
        55,000 iPCS, Inc. sr. notes 11 1/2s, 2012                        60,225
        20,000 IWO Escrow Co. 144A sec. FRN 6.891s,
               2012                                                      19,900
        20,000 IWO Escrow Co. 144A sr. disc. notes
               stepped-coupon zero %  (10 3/4s,
               1/15/10), 2015 (STP)                                      12,700
       135,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                      113,063
       120,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      127,200
       205,000 MCI, Inc. sr. notes 8.735s, 2014                         229,600
        45,000 MCI, Inc. sr. notes 7.688s, 2009                          47,138
         5,000 Nextel Communications, Inc. sr.
               notes 6 7/8s, 2013                                         5,313
       490,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                        501,025
        55,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                             60,225
       225,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                             244,688
       410,000 Qwest Communications International,
               Inc. 144A sr. notes 8s, 2014                             395,650
       475,000 Qwest Corp. 144A notes 9 1/8s, 2012                      515,375
        65,000 Qwest Services Corp. 144A notes 14s,
               2014                                                      76,863
        85,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                             96,900
        50,000 Rogers Cantel, Inc. debs. 9 3/4s,
               2016 (Canada)                                             59,500
        40,000 Rogers Wireless Communications, Inc.
               sec. notes 9 5/8s, 2011 (Canada)                          46,600
        45,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                              44,438
        90,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                              79,650
        55,000 SBA Communications Corp. 144A sr.
               notes 8 1/2s, 2012                                        58,300
        55,000 SBA Telecommunications, Inc./SBA
               Communications Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                     48,125
        60,000 Valor Telecommunications Enterprises
               LLC/Finance Corp. 144A sr. notes
               7 3/4s, 2015                                              58,350
                                                                 --------------
                                                                      4,905,202

Consumer (0.9%)
-------------------------------------------------------------------------------
       115,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                    84,525
       245,000 Jostens IH Corp. company guaranty
               7 5/8s, 2012                                             234,588
       260,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                             273,000
                                                                 --------------
                                                                        592,113

Consumer Goods (1.6%)
-------------------------------------------------------------------------------
       105,000 Church & Dwight Co., Inc. 144A sr.
               sub. notes 6s, 2012                                      105,000
        45,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                     46,463
       190,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                    199,025
       140,000 Playtex Products, Inc. sec. notes
               8s, 2011                                                 149,800
       129,000 Prestige Brands, Inc. sr. sub. notes
               9 1/4s, 2012                                             132,548
       125,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                   119,375
        45,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                              45,450
       280,000 Spectrum Brands, Inc. 144A sr. sub.
               notes 7 3/8s, 2015                                       273,000
                                                                 --------------
                                                                      1,070,661

Consumer Services (0.2%)
-------------------------------------------------------------------------------
       100,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       110,250
        60,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                             59,025
                                                                 --------------
                                                                        169,275

Energy (7.2%)
-------------------------------------------------------------------------------
       270,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                             269,325
        70,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                                  73,150
        85,000 CHC Helicopter Corp. 144A sr. sub.
               notes 7 3/8s, 2014 (Canada)                               82,025
       100,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                     96,500
        45,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                     48,713
        75,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                         82,875
       210,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                             226,800
        60,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                                  63,300
        95,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                              93,575
        25,000 Dresser-Rand Group, Inc. 144A sr.
               sub. notes 7 3/8s, 2014                                   24,500
        90,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                     97,200
        45,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                        43,875
       130,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                    126,750
        70,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                              74,375
        35,000 Forest Oil Corp. sr. notes 8s, 2008                       37,100
       145,000 Forest Oil Corp. sr. notes 8s, 2011                      158,775
       110,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Germany)                                                132,000
        40,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                              41,200
        70,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                      72,450
        95,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                              82,175
        30,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                      31,125
       275,000 Harvest Operations Corp. sr. notes
               7 7/8s, 2011 (Canada)                                    264,688
       275,000 Inergy LP/Inergy Finance Corp. 144A
               sr. notes 6 7/8s, 2014                                   257,125
        65,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                      64,675
       280,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             274,400
       260,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                     263,900
       130,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             140,400
       125,000 Newfield Exploration Co. sr. sub.
               notes 6 5/8s, 2014                                       127,813
        75,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. sr. notes
               7 1/8s, 2014                                              78,000
       135,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                             132,975
        45,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                             49,950
        30,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                             35,850
       100,000 Petroleum Geo-Services notes 10s,
               2010 (Norway)                                            111,000
        95,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                   101,413
       145,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                              158,050
       110,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                     117,150
       185,000 Pride International, Inc. sr. notes
               7 3/8s, 2014                                             203,038
       100,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                    113,250
       140,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                      130,200
       280,000 Stone Energy Corp. sr. sub. notes
               6 3/4s, 2014                                             266,000
        45,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                              48,713
        25,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                        26,250
                                                                 --------------
                                                                      4,922,628

Entertainment (1.8%)
-------------------------------------------------------------------------------
        45,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                        44,775
       162,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                           146,610
       155,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                                 164,300
       180,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/07), 2014 (STP)                                     126,450
       335,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                        324,950
       290,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                     269,700
        55,000 Universal City Florida Holding Co.
               sr. notes 8 3/8s, 2010                                    56,650
        75,000 Universal City Florida Holding Co.
               sr. notes FRN 7.96s, 2010                                 78,000
                                                                 --------------
                                                                      1,211,435

Financial (1.0%)
-------------------------------------------------------------------------------
        55,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                    55,000
       175,000 E(a)Trade Finance Corp. sr. notes
               8s, 2011                                                 182,875
       194,590 Finova Group, Inc. notes 7 1/2s,
               2009                                                      82,701
        85,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                           89,463
       240,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                             258,000
                                                                 --------------
                                                                        668,039

Food (2.0%)
-------------------------------------------------------------------------------
        21,963 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK) (F)                                            4,678
       335,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     345,469
       100,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                             109,000
        80,000 Del Monte Corp. 144A sr. sub. notes
               6 3/4s, 2015                                              79,800
       285,000 Pinnacle Foods Holding Corp. sr.
               sub. notes 8 1/4s, 2013                                  243,675
GBP    150,000 RHM Finance, Ltd. sinking fund 8.8s,
               2017 (Kenya)                                             320,962
EUR    195,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                                 248,571
                                                                 --------------
                                                                      1,352,155

Gaming & Lottery (3.4%)
-------------------------------------------------------------------------------
       $60,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                    65,550
       160,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                             173,200
        30,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                              31,875
        60,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                              60,900
        40,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                              40,200
       175,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                             192,938
       125,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                                 124,844
        40,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                      40,700
       155,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       169,338
       115,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                           125,638
        95,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                  104,975
       185,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                       198,413
        50,000 Penn National Gaming, Inc. 144A sr.
               sub. notes 6 3/4s, 2015                                   48,750
        70,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                   72,800
       150,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                  150,750
       120,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            136,200
       130,000 Scientific Games Corp. 144A sr. sub.
               notes 6 1/4s, 2012                                       127,400
        90,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                      90,225
        90,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                              92,475
       280,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                     268,800
                                                                 --------------
                                                                      2,315,971

Health Care (5.3%)
-------------------------------------------------------------------------------
        70,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                     76,475
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             108,250
       170,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                     206,618
       310,000 Community Health Systems, Inc. sr.
               sub. notes 6 1/2s, 2012                                  308,450
        45,000 DaVita, Inc. 144A sr. notes 6 5/8s,
               2013                                                      45,450
        85,000 DaVita, Inc. 144A sr. sub. notes
               7 1/4s, 2015                                              85,425
       150,000 Elan Finance PLC/Elan Finance Corp.
               144A sr. notes 7 3/4s,  2011
               (Ireland)                                                129,750
        50,000 HCA, Inc. debs. 7.19s, 2015                               51,985
        60,000 HCA, Inc. notes 8.36s, 2024                               66,471
        70,000 HCA, Inc. notes 7.69s, 2025                               73,629
        10,000 HCA, Inc. notes 7s, 2007                                  10,378
        65,000 HCA, Inc. notes 6 3/8s, 2015                              66,252
        55,000 HCA, Inc. notes 5 3/4s, 2014                              53,861
       185,000 Healthsouth Corp. notes 7 5/8s, 2012                     177,600
        75,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                      75,750
        45,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                      44,663
        45,000 Healthsouth Corp. sr. sub. notes
               10 3/4s, 2008                                             46,463
        35,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                     35,000
       180,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %  (12 1/4s,
               8/15/08), 2012 (STP)                                     102,600
       120,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                             117,300
        40,000 Service Corp. International debs.
               7 7/8s, 2013                                              41,000
        15,000 Service Corp. International notes
               7.2s, 2006                                                15,413
         5,000 Service Corp. International notes
               6 7/8s, 2007                                               5,250
        20,000 Service Corp. International notes
               6 1/2s, 2008                                              20,450
        50,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                      52,813
       140,000 Service Corp. International 144A sr.
               notes 6 3/4s, 2016                                       138,600
       135,000 Stewart Enterprises, Inc. 144A sr.
               notes 6 1/4s, 2013                                       131,288
        85,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                      83,300
       255,000 Tenet Healthcare Corp. sr. notes
               9 7/8s, 2014                                             274,125
        90,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                              85,950
       130,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                     135,200
       225,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                                 227,813
        85,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011 (Canada)                          85,850
       250,000 Vanguard Health Holding Co. II, LLC
               sr. sub. notes 9s, 2014                                  270,000
        55,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                             62,425
        40,000 Ventas Realty LP/Capital Corp. sr.
               notes 6 5/8s, 2014 (R)                                    39,800
        55,000 Ventas Realty LP/Capital Corp. 144A
               sr. notes 6 3/4s, 2010 (R)                                55,963
                                                                 --------------
                                                                      3,607,610

Homebuilding (2.6%)
-------------------------------------------------------------------------------
        70,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                     74,375
        25,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                     26,625
        20,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                                  21,757
       120,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                     133,200
        25,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                      26,563
        50,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                      50,121
        90,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                             95,850
        70,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                             69,300
        50,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                        50,000
       275,000 KB Home sr. notes 5 3/4s, 2014                           269,947
        60,000 Meritage Homes Corp. 144A sr. notes
               6 1/4s, 2015                                              56,100
        70,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                             78,302
        10,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                              10,175
       215,000 Standard Pacific Corp. sr. notes
               6 1/4s, 2014                                             206,400
        55,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    58,300
        80,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                         82,400
       320,000 Technical Olympic USA, Inc. sr. sub.
               notes 7 1/2s, 2015                                       292,757
        30,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                    32,025
       130,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    134,875
                                                                 --------------
                                                                      1,769,072

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
       200,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                             202,500
       135,000 Simmons Bedding Co. sr. sub. notes
               7 7/8s, 2014                                             118,800
                                                                 --------------
                                                                        321,300

Lodging/Tourism (1.8%)
-------------------------------------------------------------------------------
        55,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                              58,575
       115,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                                 119,313
        33,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                         33,578
        60,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                  64,725
       165,000 Host Marriott LP sr. notes Ser. M,
               7s, 2012 (R)                                             169,538
       255,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                           278,588
       130,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                                132,925
        65,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                     66,300
        80,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                       83,400
        95,000 Starwood Hotels & Resorts Worldwide,
               Inc. debs. 7 3/8s, 2015                                  104,381
       105,000 Starwood Hotels & Resorts Worldwide,
               Inc. notes 6 3/4s, 2005                                  105,919
                                                                 --------------
                                                                      1,217,242

Media (0.7%)
-------------------------------------------------------------------------------
       270,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                                 271,350
       130,000 Affinity Group, Inc. 144A sr. notes
               10 7/8s, 2012                                            120,900
       100,000 Warner Music Group sr. sub. notes
               7 3/8s, 2014                                              99,500
                                                                 --------------
                                                                        491,750

Other (3.5%)
-------------------------------------------------------------------------------
     2,375,000 Dow Jones CDX HY 144A pass-through
               certificates 7 3/4s, 2009                              2,382,422

Publishing (5.5%)
-------------------------------------------------------------------------------
       300,000 Advertising Direct 144A sr. notes
               9 1/4s, 2012 (Canada)                                    314,250
       382,086 CanWest Media, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                                  394,504
       315,000 Cenveo Corp, sr. sub. notes 7 7/8s,
               2013                                                     298,463
       185,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                             202,113
        85,000 Dex Media, Inc. disc. notes zero %,
               2013                                                      67,575
       345,000 Dex Media, Inc. notes 8s, 2013                           366,563
       315,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                             329,175
       175,000 MediaNews Group, Inc. sr. sub. notes
               6 7/8s, 2013                                             169,750
       130,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                             136,500
       190,000 PRIMEDIA, Inc. sr. notes 8s, 2013                        190,475
        80,000 R.H. Donnelley Corp. 144A sr. notes
               6 7/8s, 2013                                              82,000
       170,000 R.H. Donnelley Finance Corp. I 144A
               company guaranty 8 7/8s, 2010                            185,300
        85,000 R.H. Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                              98,388
        20,000 R.H. Donnelley, Inc. company
               guaranty 8 7/8s, 2010                                     21,800
       335,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                             331,650
       340,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                    331,500
       120,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                             91,200
       105,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                            100,538
                                                                 --------------
                                                                      3,711,744

Restaurants (0.3%)
-------------------------------------------------------------------------------
        80,000 Domino's, Inc. sr. sub. notes
               8 1/4s, 2011                                              84,000
       155,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     150,350
                                                                 --------------
                                                                        234,350

Retail (2.2%)
-------------------------------------------------------------------------------
        80,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                       76,200
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                 174,000
        60,000 Bear Creek Corp. 144A sr. notes 9s,
               2013                                                      57,900
       155,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                     174,763
        90,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                      93,150
        20,000 JC Penney Co., Inc. notes 9s, 2012                        23,300
         5,000 JC Penney Co., Inc. notes 8s, 2010                         5,500
        80,000 Jean Coutu Group, Inc. sr. notes
               7 5/8s, 2012 (Canada)                                     81,600
        90,000 Jean Coutu Group, Inc. sr. sub.
               notes 8 1/2s, 2014 (Canada)                               87,525
       135,000 Movie Gallery, Inc. 144A sr. unsecd.
               notes 11s, 2012                                          139,388
EUR     85,000 Ray Acquisition sr. notes 9 3/8s,
               2015 (France)                                             98,435
      $100,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                             103,000
         5,000 Rite Aid Corp. debs. 6 7/8s, 2013                          4,250
        75,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                      69,750
        80,000 Rite Aid Corp. 144A sec. notes
               7 1/2s, 2015                                              73,600
       195,000 Saks, Inc. company guaranty 7s, 2013                     176,963
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                     73,500
                                                                 --------------
                                                                      1,512,824

Technology (3.1%)
-------------------------------------------------------------------------------
       200,000 Advanced Micro Devices, Inc. sr.
               notes 7 3/4s, 2012                                       197,000
       250,000 Celestica, Inc. sr. sub. notes
               7 7/8s, 2011 (Canada)                                    260,000
       115,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                             117,588
       125,000 Iron Mountain, Inc. company guaranty
               7 3/4s, 2015                                             123,125
        10,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                               8,600
       175,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                              151,375
        65,000 New ASAT Finance Ltd. company
               guaranty 9 1/4s, 2011  (Cayman
               Islands)                                                  51,675
        65,000 SCG Holding Corp. 144A notes zero %,
               2011                                                      97,500
       110,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009 (Cayman
               Islands)                                                 117,700
        25,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                      27,750
       280,000 UGS Corp. company guaranty 10s, 2012                     308,000
       130,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                        134,550
        65,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                      69,875
       210,000 Xerox Corp. sr. notes 7 5/8s, 2013                       228,900
       180,000 Xerox Corp. sr. notes 6 7/8s, 2011                       190,350
                                                                 --------------
                                                                      2,083,988

Textiles (1.0%)
-------------------------------------------------------------------------------
       205,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                            222,425
       190,000 Levi Strauss & Co. 144A sr. notes
               9 3/4s, 2015                                             184,300
        75,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                              77,625
       120,000 Russell Corp. company guaranty
               9 1/4s, 2010                                             126,000
        68,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                      75,310
                                                                 --------------
                                                                        685,660

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 8 1/2s, 2007                                        35,875
       180,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       171,900
        35,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                        34,038
                                                                 --------------
                                                                        241,813

Transportation (1.2%)
-------------------------------------------------------------------------------
        95,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                      88,588
       170,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                            131,750
       200,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                            218,000
        30,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                             30,975
       120,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                            124,800
        85,000 Navistar International Corp. 144A
               sr. notes 6 1/4s, 2012                                    80,750
        61,754 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                      63,606
        40,000 Travelcenters of America, Inc.
               company guaranty 12 3/4s, 2009                            44,000
                                                                 --------------
                                                                        782,469

Utilities & Power (7.3%)
-------------------------------------------------------------------------------
        13,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                      14,300
         4,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                       4,280
       130,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                     145,275
       190,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                             211,850
       100,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                             108,875
        65,000 Allegheny Energy Supply 144A sec.
               notes 10 1/4s, 2007                                       72,475
       135,000 ANR Pipeline Co. debs. 9 5/8s, 2021                      170,057
       130,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                     140,075
        40,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                      43,500
        30,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                      31,650
        95,000 Colorado Interstate Gas Co. 144A sr.
               notes 5.95s, 2015                                         93,226
       340,000 DPL, Inc. bonds 8 1/8s, 2031                             399,573
       245,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                      271,950
        65,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                              63,700
       100,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                              94,000
        45,000 Edison Mission Energy sr. notes 10s,
               2008                                                      49,950
        40,000 El Paso CGP Co. notes 7 3/4s, 2010                        40,000
        95,000 El Paso Corp. sr. notes 8.05s, 2030                       90,488
        65,000 El Paso Corp. sr. notes 7 3/8s, 2012                      63,050
        65,000 El Paso Corp. sr. notes Ser. MTN,
               7.8s, 2031                                                60,856
        30,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                              34,750
       170,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                            176,375
       115,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes 6 3/4s,
               2014                                                     106,950
       225,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                       250,875
       135,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      159,300
        70,000 Monongahela Power Co. 1st mtge.
               6.7s, 2014                                                77,088
        85,000 Nevada Power Co. 2nd mtge. 9s, 2013                       95,413
       135,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                    146,813
       348,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                                 367,140
       100,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                                119,500
       105,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                             108,150
        85,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                      88,339
       110,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             110,000
        25,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                   25,313
       165,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                             178,613
        55,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                      62,975
        35,000 Teco Energy, Inc. notes 7.2s, 2011                        36,969
        55,000 Teco Energy, Inc. notes 7s, 2012                          57,613
        10,000 Teco Energy, Inc. 144A sr. notes
               6 3/4s, 2015                                              10,250
        15,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                      15,176
        30,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                        32,951
       140,000 Texas Genco LLC/Texas Genco
               Financing Corp. 144A sr. notes
               6 7/8s, 2014                                             143,850
        20,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                        21,550
       105,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s, 2011
               (Canada)                                                 105,525
        75,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                               80,250
        25,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                              29,313
        25,000 Williams Cos., Inc. (The) notes
               8 1/8s, 2012                                              28,125
        95,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                             104,975
        73,041 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                      1
                                                                 --------------
                                                                      4,943,272
                                                                 --------------
               Total Corporate bonds and notes
               (cost $60,307,392)                                   $60,790,883

Common stocks (2.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
           307 AboveNet, Inc. (NON)                                      $9,057
        13,481 Alderwoods Group, Inc. (Canada)
               (NON)                                                    186,712
       180,000 AMRESCO Creditor Trust (acquired
               various dates from 5/05/99 to
               5/10/00, cost $38,828) (NON) (RES)
               (F) (R)                                                      180
           195 Birch Telecom, Inc. (NON) (F)                                  1
         4,405 Celanese Corp. Ser. A (NON)                               68,189
        20,176 Coinmach Service Corp. IDS (Income
               Deposit Securities)                                      262,288
            85 Comdisco Holding Co., Inc.                                 1,445
           112 Compass Minerals International, Inc.                       2,523
       505,286 Contifinancial Corp. Liquidating
               Trust Units                                                  632
         3,010 Covad Communications Group, Inc.
               (NON)                                                      3,793
           235 Crown Castle International Corp.
               (NON)                                                      4,178
         5,403 Globix Corp. (NON)                                        15,399
       115,000 iPCS Escrow, Inc. (NON) (F)                                  115
         3,613 iPCS, Inc. (NON)                                         112,906
            33 Knology, Inc. (NON)                                           62
           116 Magellan Health Services, Inc. (NON)                       3,767
           978 Northwestern Corp.                                        28,342
         4,727 Pride International, Inc. (NON)                          106,594
           576 PSF Group Holdings, Inc. 144A Class
               A (acquired 3/15/95, cost
               $1,982,405) (NON) (RES) (F)                            1,023,622
            10 Sterling Chemicals, Inc. (NON)                               260
           178 Sun Healthcare Group, Inc. (NON)                           1,246
            40 USA Mobility, Inc. (NON)                                   1,058
       259,509 VFB LLC (acquired various dates from
               12/21/99 to 10/27/00, cost $214,226)
               (NON) (RES)                                               53,199
        40,417 VS Holdings, Inc. (NON)                                       40
                                                                 --------------
               Total Common stocks
               (cost $4,400,865)                                     $1,885,608

Convertible bonds and notes (1.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $490,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Canada) (In
               default) (NON)                                                $5
        65,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty  5s, 2008                                        63,294
       390,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 0.5s, 2008                                    263,738
       677,000 Lear Corp. cv. company guaranty zero %,
               2022                                                     302,958
       220,000 ON Semiconductor Corp. cv. sr. sub.
               notes zero %, 2024                                       157,575
        50,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                            60,250
                                                                 --------------
               Total Convertible bonds and notes
               (cost $1,285,356)                                       $847,820

Foreign government bonds and notes (1.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $165,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                           $193,050
        35,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                             40,390
        35,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                              39,550
       140,000 Indonesia (Republic of) 144A sr.
               notes 6 3/4s, 2014                                       137,900
        60,000 Peru (Republic of) bonds 8 3/8s,
               2016                                                      66,600
       150,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                             154,875
       120,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                     146,880
        45,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                             50,850
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $783,064)                                   $830,095

Convertible preferred stocks (0.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,537 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                     $72,239
         2,929 Emmis Communications Corp. Ser. A,
               $3.125 cum. cv. pfd.                                     117,160
         6,062 Huntsman Corp. $2.50 cv. pfd.                            267,486
         1,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 101,935
                                                                 --------------
               Total Convertible preferred stocks
               (cost $588,342)                                         $558,820

Preferred stocks (0.5%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         1,266 Doane Pet Care Co. $7.125 pfd.                          $101,280
             3 Dobson Communications Corp. 13.00% pfd.
               (PIK)                                                      2,046
            80 First Republic Capital Corp. 144A
               10.50% pfd.                                               84,000
            13 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK)                                           85,150
            84 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd.                                                 70,980
                                                                 --------------
               Total Preferred stocks
               (cost $351,614)                                         $343,456

Units (0.4%) (a) (cost $812,266)
Number of units                                                           Value
-------------------------------------------------------------------------------
           446 XCL Equity Units (F)                                    $303,881

Brady bonds (0.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $119,413 Brazil (Federal Republic of) FRB
               Ser. 18 YR, 4.31s, 2012                                 $114,637
       102,000 Peru (Republic of) FRB Ser. 20 YR,
               5s, 2017                                                  97,410
                                                                 --------------
               Total Brady bonds (cost $208,228)                       $212,047

Senior loans (0.1%) (a) (c) (cost $81,522)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $90,000 Olympus Cable bank term loan FRN
               Ser. B, 7 3/4s, 2010                                     $87,863

Asset-backed securities (0.1%) (a) (cost $60,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
       $60,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                   $60,572

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
           108 AboveNet, Inc.                        9/8/08                $648
           127 AboveNet, Inc.                        9/8/10                 254
           200 Dayton Superior Corp. 144A            6/15/09                  1
             1 Doe Run Resources Corp. 144A          10/29/12                 1
            89 MDP Acquisitions PLC 144A             10/1/13              2,492
            70 Mikohn Gaming Corp. 144A              8/15/08              1,361
             8 NTL, Inc.                             1/13/11                 10
            80 Pliant Corp. 144A                     6/1/10                   1
           120 TravelCenters of America, Inc. 144A   5/1/09                  15
           350 Ubiquitel, Inc. 144A                  4/15/10                  1
           310 Washington Group International, Inc.
               Ser. C                                1/25/06              4,219
           190 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10             11,970
                                                                 --------------
               Total Warrants (cost $127,021)                           $20,973

Short-term investments (1.6%) (a) (cost $1,082,846)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,082,846 Putnam Prime Money Market Fund (e)                    $1,082,846
-------------------------------------------------------------------------------
               Total Investments (cost $70,088,516)                 $67,024,864
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $67,879,486.

  (b) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2005 was $1,077,001 or 1.6% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at May 31, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 5).

  (e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at May 31, 2005.

      At May 31, 2005, liquid assets totaling $83,000 have been designated as collateral for open swap contracts.


Forward currency contracts to buy at May 31, 2005
(aggregate face value $70,749)
                                                         Aggregate         Delivery        Unrealized
                                         Value          face value           date         depreciation
------------------------------------------------------------------------------------------------------
Euro                                    $67,436           $70,749           6/15/05           $(3,313)
------------------------------------------------------------------------------------------------------


Forward currency contracts to sell at May 31, 2005
(aggregate face value $2,174,994)
                                                         Aggregate         Delivery        Unrealized
                                         Value          face value           date         appreciation
------------------------------------------------------------------------------------------------------
British Pound                          $321,243          $335,160           6/15/05           $13,917
Euro                                  1,728,015         1,839,834           6/15/05           111,819
------------------------------------------------------------------------------------------------------
                                                                                             $125,736
------------------------------------------------------------------------------------------------------



Credit default contracts outstanding at May 31, 2005

                                                                            Notional       Unrealized
                                                                             amount       appreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        $24,593             $1,195

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         24,593                559

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         12,296                556

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          9,222                391

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          6,148                195

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          3,074                189

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                          3,074                 31
------------------------------------------------------------------------------------------------------
                                                                                                $3,116
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $69,005,670)                $65,942,018
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $1,082,846) (Note 4)            1,082,846
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           1,375,471
-------------------------------------------------------------------------------
Receivable for securities sold                                         37,305
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   3,116
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               125,736
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               3,458
-------------------------------------------------------------------------------
Total assets                                                       68,569,950

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 367,800
-------------------------------------------------------------------------------
Payable for securities purchased                                       80,937
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 4)                   128,525
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             29,197
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 32,185
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,066
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                    3,313
-------------------------------------------------------------------------------
Other accrued expenses                                                 46,441
-------------------------------------------------------------------------------
Total liabilities                                                     690,464
-------------------------------------------------------------------------------
Net assets                                                        $67,879,486

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 1)           $104,875,944
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (504,220)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (33,553,444)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (2,938,794)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $67,879,486

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($67,879,486 divided by 7,507,107
shares)                                                                 $9.04
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2005

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $34,581 from
investments in affiliated issuers) (Note 4)                        $5,423,931
-------------------------------------------------------------------------------
Dividends                                                              63,761
-------------------------------------------------------------------------------
Securities lending                                                        189
-------------------------------------------------------------------------------
Total investment income                                             5,487,881

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      513,865
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       34,472
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               100,624
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             14,125
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       15,681
-------------------------------------------------------------------------------
Auditing                                                               44,357
-------------------------------------------------------------------------------
Other                                                                  74,362
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 4)                         (2,780)
-------------------------------------------------------------------------------
Total expenses                                                        794,706
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,161)
-------------------------------------------------------------------------------
Net expenses                                                          793,545
-------------------------------------------------------------------------------
Net investment income                                               4,694,336
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (201,473)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (18,022)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                            1,340
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                    125,950
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the year                                           1,737,535
-------------------------------------------------------------------------------
Net gain on investments                                             1,645,330
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,339,666
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Increase in net assets                                  2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $4,694,336       $5,039,143
-------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                               (218,155)        (846,736)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                         1,863,485        3,612,657
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         6,339,666        7,805,064
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income                        (4,638,801)      (4,993,812)
-------------------------------------------------------------------------------
From return of capital                                    --          (50,354)
-------------------------------------------------------------------------------
Total increase in net assets                       1,700,865        2,760,898

Net assets
-------------------------------------------------------------------------------
Beginning of year                                 66,178,621       63,417,723
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $504,220
and $667,383, respectively)                      $67,879,486      $66,178,621
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                               7,507,107        7,507,107
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                             Year ended May 31
operating performance                                       2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.82           $8.45           $8.50           $9.49          $10.91
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .63 (d)         .67 (d)         .73             .86            1.16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .21             .37            (.01)           (.86)          (1.41)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .84            1.04             .72              -- (e)        (.25)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.62)           (.66)           (.76)           (.87)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --            (.01)           (.01)           (.12)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.62)           (.67)           (.77)           (.99)          (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.04           $8.82           $8.45           $8.50           $9.49
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                              $7.97           $7.92           $9.02           $9.48          $10.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                                         8.43           (4.99)           4.15           (2.91)          18.34
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $67,879         $66,179         $63,418         $63,826         $71,211
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.16 (d)        1.19 (d)        1.22            1.19            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   6.85 (d)        7.57 (d)        9.17            9.69           11.41
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     53.12           66.18           73.72           73.39           97.63
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and May 31, 2004 reflect a reduction of less than 0.01% based on average net assets (Note 4).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005

Note 1
Significant accounting policies

Putnam Managed High Yield Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's primary investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $33,361,798 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
--------------------------------
   $2,584,483       May 31, 2007
    4,168,119       May 31, 2008
    3,778,275       May 31, 2009
    8,384,999       May 31, 2010
   11,264,568       May 31, 2011
    1,858,608       May 31, 2012
    1,322,746       May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2006 $149,157 of losses recognized during the period November 1, 2004 to May 31, 2005.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, dividends payable, defaulted bond interest, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2005, the fund reclassified $107,628 to decrease distributions in excess of net investment income and $7,135 to increase paid-in-capital, with an increase to accumulated net losses of $114,763.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $2,352,956
Unrealized depreciation             (5,652,039)
                             ------------------
Net unrealized depreciation         (3,299,083)
Undistributed ordinary income          187,455
Capital loss carryforward          (33,361,798)
Post-October loss                     (149,157)
Cost for federal income
tax purposes                       $70,323,947

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund's management fee is expected to be an annual rate of 0.75% of the weekly average net assets of the fund (based on the fund's current asset level), with additional breakpoints leading to lower fee rates at higher asset levels.

Effective September 13, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2005, the fund paid PFTC $135,096 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2005, the fund's expenses were reduced by $1,161 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $539, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $35,238,335 and $34,936,536, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended May 31, 2005, management fees paid were reduced by $2,780 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $34,581 for the year ended May 31, 2005. During the year ended May 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $16,538,211 and $17,077,254, respectively.

Note 5
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Federal tax information
(Unaudited)

The fund has designated 1.12% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2005, the fund hereby designates 1.12% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Compliance certifications
(Unaudited)

On November 11, 2004, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan- Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State
Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel
and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

AN707-225865  7/05


Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.


Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2005        $40,500     $--             $3,800    $--
May 31, 2004        $35,200     $--             $3,300    $12

For the fiscal years ended May 31, 2005 and May 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $3,800 and $3,312 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee.
 Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2005        $--             $--   $--         $--
May 31, 2004        $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The proxy voting procedures below explain the role of the funds' Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees
-------------------------------------------

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service
-------------------------------------------

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator
-------------------------------------------

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items
-------------------------------------------

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest
-------------------------------------------

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005


Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005